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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                      ___________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  March 7, 1995

                             BROADWAY STORES, INC.
              ----------------------------------------------------
              Exact name of registrant as specified in its charter


 DELAWARE                          1-8765                     94-0457907
- ----------------------------   -------------               -------------------
(State or other jurisdiction   (Commission                  (IRS Employer
of incorporation)               File Number)               Identification No.)


3880 NORTH MISSION ROAD
LOS ANGELES, CA                                                  90031
- ----------------------------------------                     ---------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: 213/227-2000

                                      N/A
                         ----------------------------
(Former name or former address, if changed since last report)


The Exhibit Index is located on Page 2.


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ITEM 5.  OTHER EVENTS

   On March 7, 1995, Broadway Stores, Inc., a Delaware corporation (the "Registrant"), issued a press release, a copy of which is attached as an exhibit hereto and is incorporated by reference in its entirety herein.

                                 EXHIBITS

   The following exhibits are filed as part of this report:

   Exhibit                 Exhibit                                                 Sequential
   Number                  Description                                             Page Number
   -------                 -----------                                             -----------
   4.1                    Eighth Amendment to Credit Agreement, dated as of
                          March 3, 1995, among Broadway Stores, Inc. and
                          General Electric Capital Corporation, as agent and
                          as a lender, amending Credit Agreement, dated as of
                          October 8, 1992, as amended, among Broadway Stores,
                          Inc., Certain Commercial Lending Institutions and
                          General Electric Capital Corporation.

   20.1                   Press Release





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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          BROADWAY STORES, INC.,
                                          a Delaware corporation




                                         By: /s/ David L. Dworkin
                                         -------------------------------------
                                         DAVID L. DWORKIN, PRESIDENT AND CHIEF
                                         EXECUTIVE OFFICER (PRINCIPAL EXECUTIVE
                                         OFFICER)


Date:  March 8, 1995





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